SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2004

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111

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Items 1 through 4, and 6 through 12: Not Applicable

Item 5.    Other Events

    NewAlliance Bancshares, Inc. announced today its inclusion in the Russell 3000® Index and Small–Cap Russell 2000® Index as described in the attached press release.

Exhibit

The following Exhibit is furnished as part of this report:

99.1:   Press Release dated June 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Mark F. Doyle
----------------------------------------
Mark Doyle
Chief Accounting Officer

Date: June 17, 2004

___________________________________________________________________________________________________________________________

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Press Release dated June 17, 2004

2